SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________



NEW ISSUE COMPUTATIONAL MATERIALS



[$365,000,000]

MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2002-RZ2


RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
Depositor

RAMP SERIES 2002-RZ2 TRUST
Issuer

RESIDENTIAL FUNDING CORPORATION
Master Servicer


GMAC RFC
                                                            SALOMON SMITH BARNEY
                                                           A Member of Citigroup


                                   MAY 7, 2002

The information herein has been provided solely by Salomon Smith Barney ("SSB") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect SSB's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, SSB does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. SSB (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, SSB may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement. Finally, SSB has not addressed the legal, accounting and tax implications of the analysis with respect to you, and SSB strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting SSB's Syndicate Desk at (212) 723-6171.


________________________________________________________________________________
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.
                                     Page 1

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SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------

CURRENT PRINCIPAL BALANCE             $312,067,911.65(1)
(AS OF 5/1/02)

Loan Count                                       2,128
Average Current Principal Balance          $146,648.45
Current Principal Balance ($)
           22,650  -   100,000                   14.82%
          100,001  -   200,000                   50.40%
          200,001  -   300,000                   25.07%
          300,001  -   400,000                    7.63%
          400,001  -   500,000                    0.99%
          500,001  -   600,000                    0.70%
          600,001  -   620,000                    0.40%

--------------------------------------------------------

 WA MORTGAGE RATE                                9.168%

 Range of Mortgage Rates (%)             7.250%-12.500%
            6.000  -   6.499                      0.00%
            7.000  -   7.499                      0.08%
            7.500  -   7.999                      4.69%
            8.000  -   8.499                     13.55%
            8.500  -   8.999                     31.10%
            9.000  -   9.499                     19.12%
            9.500  -   9.999                     13.59%
           10.000  -   10.499                     6.69%
           10.500  -   10.999                     7.18%
           11.000  -   11.499                     2.59%
           11.500  -   11.999                     1.09%
           12.000  -   12.499                     0.31%
           12.500  -   12.500                     0.02%

--------------------------------------------------------

 WA AGE (MONTHS)                                      2

 WA Original Term to Maturity (months)              351

 WA Remaining to Maturity Term (months)             349

--------------------------------------------------------

Balloon / Fully Amortizing                 4.24%/95.76%
First Lien                                      100.00%
WA Debt-to-Income Ratio                          39.56%

--------------------------------------------------------

 WA CREDIT SCORE                                    704

 Range of Credit Scores                         580-820
              580  -   599                        2.07%
              600  -   619                        5.60%
              620  -   639                        8.96%
              640  -   659                        6.63%
              660  -   679                        6.26%
              680  -   699                       13.31%
              700  -   719                        9.25%
              720  -   739                       18.22%
              740  -   759                       14.07%
              760  -   779                       10.56%
              780  -   799                        4.59%
              800  -   820                        0.46%

--------------------------------------------------------

(1) As of the Statistical Calculation Date.



________________________________________________________________________________
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.
                                     Page 2

SALOMON SMITH BARNEY                   COMPUTATIONAL MATERIALS FOR RAMP 2002-RZ2
A Memeber of Citigroup
________________________________________________________________________________


--------------------------------------------------------------------------------
THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.
--------------------------------------------------------------------------------


--------------------------------------------------------
 WA ORIGINAL LTV                                102.22%

 Range of Original LTV (%)               90.00%-107.00%
          90.00  -   90.00                        0.07%
          90.01  -   95.00                        7.30%
          95.01  -   100.00                      33.74%
         100.01  -   101.00                       0.93%
         101.01  -   102.00                       2.70%
         102.01  -   103.00                      25.44%
         103.01  -   104.00                       3.55%
         104.01  -   105.00                       2.87%
         105.01  -   106.00                       3.46%
         106.01  -   107.00                      19.94%

--------------------------------------------------------

CREDIT GRADE
 A1                                              46.73%
 A2                                              21.87%
 A3                                              12.29%
 A4                                              13.99%
 AX                                               2.51%
 AM                                               2.61%

--------------------------------------------------------

 PROPERTY TYPE
 Single-family detached                          74.60%
 Planned Unit Developments (detached)            12.35%
 Condo Low-Rise (less than 5 stories)             8.62%
 Planned Unit Developments (attached)             3.34%
 Townhouse                                        1.08%
 Leasehold                                        0.02%

--------------------------------------------------------

 OCCUPANCY STATUS
 Owner Occupied                                  95.47%
 Non-Owner Occupied                               4.53%

--------------------------------------------------------

 DOCUMENTATION
 Full Documentation                              83.10%
 Limited Documentation                           16.67%
 Other                                            0.23%

--------------------------------------------------------

 LOAN PURPOSE
 Equity Refinance                                15.91%
 Purchase                                        77.19%
 Rate/Term Refinance                              6.91%

--------------------------------------------------------

 PREPAYMENT PENALTY TERM
 None                                            47.17%
 12 months                                        4.31%
 24 months                                        1.15%
 36 months                                       43.29%
 48 months                                        0.94%
 60 months                                        3.15%

 GEOGRAPHIC CONCENTRATION (>= 5%)
                                              27.16% CA
                                               6.27% FL
                                               5.00% TX

--------------------------------------------------------


________________________________________________________________________________
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Salomon Smith Barney Financial Advisor immediately.
                                     Page 3

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